GUARANTY



IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOW THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

            As an inducement to General Electric Capital Corporation (the "Lender") to provide financing to THE Finance Company, a Virginia corporation, (the "Borrower"), but without in any way binding the Lender to do so, the undersigned (the "Guarantor") hereby guaranties to the Lender the due, regular and punctual payment and prompt performance of all debts and other obligations of any kind or character which the Borrower now owes the Lender or which the Borrower shall at any time or from time to time hereafter owe the Lender, without regard to any change in the Borrower's name, entity, or ownership. The Guarantor also agrees to pay to the Lender all costs incurred by the Lender in the collection and enforcement of the debts and obligations of the Borrower to the Lender.

            The liability of the Guarantor hereunder is direct, unconditional, absolute and may be enforced without requiring the Lender first to resort to any right or remedy the Lender has as to the Borrower or any third parties with regard to the Borrower's debts and obligations to the Lender or to foreclose or exhaust any security therefor. The Guarantor shall not have any right of reimbursement, indemnity, subrogation or security enforceable against the Borrower, nor otherwise be a creditor of the Borrower, with respect to payments to the Lender to the extent such rights or creditor status would make payments to the Lender a preference recoverable from the Lender. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of the Borrower's debts and obligations to the Lender. Any and all present and future debts and obligations of the Borrower to the Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of the Borrower to the Lender.

            The Guarantor has made an independent investigation of the financial condition and affairs of the Borrower prior to entering into this Guaranty and has not relied upon any representation made by the Lender as to the financial condition, operation or creditworthiness of the Borrower. Guarantor further agrees that the Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of the Borrower, or the security for the Borrower's debts and obligations to the Lender, on behalf of the Guarantor or to provide the Guarantor with any information which may come to the Lender's attention now or hereafter, whether or not such information could materially increase the risk of the Guarantor hereunder.

            Notice of acceptance of this Guaranty, of any default by the Borrower, and of any adverse change in the Borrower's financial condition or of any other fact which might materially increase the risk of the Guarantor hereunder is hereby waived. Presentment, protest and demand, and notice of protest, demand and dishonor are hereby waived. The Guarantor authorizes the Lender without notice or demand and without affecting the obligations of the Guarantor hereunder, with respect to any debt or obligation of the Borrower to the Lender, to extend the time of payment (without limit as to the number or term of extensions) or waive strict compliance with any other term thereof, to renew or otherwise modify the terms thereof, to waive or release any security therefor, to release a guarantor or other party liable therefor, and to enter or grant any settlement, release, compromise, composition, account stated or agreed balance with or to the Borrower or any third party, and the Guarantor agrees that the foregoing actions shall not diminish the Guarantor's obligations hereunder. THE GUARANTOR WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY. To the extent allowed by law, the Guarantor hereby confesses judgment, and acknowledges to be indebted unto and in favor of the Lender, for the full amount of all obligations due to the Lender by the Borrower, and consents to the Lender filing this Guaranty as evidence of judgment.

            This Guaranty remains fully enforceable irrespective of any defenses which the Borrower could assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, and usury. If the Borrower or the Guarantor should at any time become insolvent or make a general assignment, or a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by or against the Borrower or the Guarantor, any and all obligations of the Guarantor pursuant to this Guaranty shall not be lessened by such petitions, assignments or filings and shall, at the Lender's option, forthwith become due and payable without notice. In the event of default in the performance of this Guaranty, the Guarantor agrees to pay all reasonable court costs, attorney's fees and other expenses paid or incurred by the Lender in the enforcement hereof.

            This Guaranty is a continuing guaranty which shall remain effective until terminated as provided herein. The Guarantor may terminate this Guaranty upon at least sixty (60) days prior written notice received by the Lender and sent by registered or certified mail, return receipt requested. Notwithstanding such termination, however, this Guaranty shall remain effective as to all financing provided, or committed to be provided, by the Lender to or for the benefit of the Borrower prior to the effective date of termination and this Guaranty shall be continuing and unconditional until the same are fully paid, performed and discharged.

            This Guaranty supersedes all prior writings, and all prior and contemporaneous oral understandings, regarding this Guaranty. Without the Lender's prior written consent, no assignment or delegation of any rights or duties by the Guarantor shall be effective to relieve the Guarantor of its obligations hereunder. The Lender can at any time assign or delegate any rights or duties arising under this Guaranty. This Guaranty shall inure to the benefit of the Lender's successors and assigns. The Guarantor agrees to provide financial statements for the Guarantor when requested by the Lender.

            This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The undersigned hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and of the United States of America located in the Commonwealth of Virginia for any action, suit or proceeding arising out of or relating to this Guaranty and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding brought in connection with this Guaranty in any such court.

            CONFESSION OF JUDGMENT: The Guarantor hereby appoints Robert D. Perrow and Paul S. Bliley, Jr., as its attorneys-in-fact, either of whom shall have the power to confess judgment against the Guarantor in favor of the Lender in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia, or in any other court of proper jurisdiction for the unpaid balance of the guaranteed amounts plus cost, expenses and attorney's fees as specified herein, upon the occurrence of a default.








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            The Guarantor acknowledges that it has read this Guaranty, has consulted with counsel to the extent it deemed advisable, understands this Guaranty and desires to be bound by it.


Dated:  April ___, 1996


                                             THE INSURANCE AGENCY, INC.


                                             By:         ______________________

                                             Its:        ______________________


ATTEST:



--------------------------------
Secretary